                                                                   EX-99.B(h)(1)

                                   APPENDIX A

                            OVERVIEW OF FEE STRUCTURE

                           FEES FOR MULTI-CLASS FUNDS

                                                         FUND-LEVEL    CLASS-LEVEL    TOTAL
    MULTI-CLASS NON-MONEY MARKET FUNDS AND CLASSES          FEE            FEE         FEE
-------------------------------------------------------------------------------------------
Class A, Class B and Class C Shares                         0.05%         0.28%        0.33%
Institutional Class Shares                                  0.05%         0.20%        0.25%
Select Class Shares                                         0.05%         0.10%        0.15%

                                                         FUND-LEVEL    CLASS-LEVEL    TOTAL
    MULTI-CLASS NON-MONEY MARKET FUNDS AND CLASSES          FEE            FEE         FEE
-------------------------------------------------------------------------------------------
Class A, Class B and Class C Shares                         0.05%         0.22%        0.27%
Service Class Shares                                        0.05%         0.12%        0.17%
Administrator Class Shares                                  0.05%         0.10%        0.15%
Institutional Class Shares                                  0.05%         0.08%        0.13%

                           FEES FOR SINGLE CLASS FUNDS

           SINGLE CLASS NON-MONEY MARKET FUNDS                     FEE
       ----------------------------------------------------------------
       Retail Funds                                                0.33%
       Institutional Funds                                         0.25%
       Select Funds                                                0.15%

           SINGLE CLASS MONEY MARKET FUNDS                         FEE
       ----------------------------------------------------------------
       Retail Funds                                                0.27%
       Service/Trust Funds                                         0.17%
       Institutional Funds                                         0.13%

                            LIST OF FUNDS AND CLASSES

                                                   FEE AS % OF
                                                  AVERAGE DAILY
    FUNDS/CLASSES                                   NET ASSETS
---------------------------------------------------------------
1.  Asset Allocation
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
2.  California Limited Term Tax-Free
             Class A                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
3.  California Tax-Free
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
4.  California Tax-Free Money Market
             Class A                                  0.27%
             Service Class                            0.17%
---------------------------------------------------------------
5.  California Tax-Free Money Market Trust            0.17%
---------------------------------------------------------------
6.  Cash Investment Money Market
             Service Class                            0.17%
             Administrator Class                      0.15%
             Institutional Class                      0.13%
---------------------------------------------------------------
7.  Colorado Tax-Free
             Class A                                  0.33%
             Class B                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
8.  Diversified Bond
             Institutional Class                      0.25%
---------------------------------------------------------------
9.  Diversified Equity
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
10. Diversified Small Cap
             Institutional Class                      0.25%
---------------------------------------------------------------
11. Equity Income
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
12. Equity Index
             Class A                                  0.33%
             Class B                                  0.33%
---------------------------------------------------------------
13. Government Money Market
             Class A                                  0.27%
             Service Class                            0.17%
             Administrator Class                      0.15%
             Institutional Class                      0.13%
---------------------------------------------------------------

                                                   FEE AS % OF
                                                  AVERAGE DAILY
    FUNDS/CLASSES                                   NET ASSETS
---------------------------------------------------------------
14. Growth Balanced
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
15. Growth Equity
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
16. Growth
             Class A                                  0.33%
             Class B                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
17. High Yield Bond
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
---------------------------------------------------------------
18. Income
             Class A                                  0.33%
             Class B                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
19. Income Plus
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
---------------------------------------------------------------
20. Index
             Institutional Class                      0.25%
---------------------------------------------------------------
21. Index Allocation
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
---------------------------------------------------------------
22. Inflation-Protected Bond
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
23. Intermediate Government Income
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
24. International Equity
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
25. Large Cap Appreciation
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------

                                                   FEE AS % OF
                                                  AVERAGE DAILY
    FUNDS/CLASSES                                   NET ASSETS
---------------------------------------------------------------
26. Large Cap Value
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
27. Large Company Growth
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
28. Limited Term Government Income
             Class A                                  0.33%
             Class B                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
29. Liquidity Reserve Money Market
             Investor Class                           0.27%
---------------------------------------------------------------
30. Minnesota Money Market
             Class A                                  0.27%
---------------------------------------------------------------
31. Minnesota Tax-Free
             Class A                                  0.33%
             Class B                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
32. Moderate Balanced
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
33. Money Market
             Class A                                  0.27%
             Class B                                  0.27%
---------------------------------------------------------------
34. Money Market Trust                                0.17%
---------------------------------------------------------------
35. Montgomery Emerging Markets Focus
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
36. Montgomery Institutional Emerging Markets
             Select Class                             0.15%
---------------------------------------------------------------
37. Montgomery Mid Cap Growth
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
---------------------------------------------------------------
38. Montgomery Short Duration Government Bond
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
39. Montgomery Small Cap
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------

                                                   FEE AS % OF
                                                  AVERAGE DAILY
    FUNDS/CLASSES                                   NET ASSETS
---------------------------------------------------------------
40. Montgomery Total Return Bond
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
             Select Class                             0.15%
---------------------------------------------------------------
41. National Limited Term Tax-Free
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
42. National Tax-Free
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
43. National Tax-Free Money Market
             Class A                                  0.27%
             Service Class                            0.17%
             Institutional Class                      0.13%
---------------------------------------------------------------
44. National Tax-Free Money Market Trust              0.17%
---------------------------------------------------------------
45. Nebraska Tax-Free
             Institutional Class                      0.25%
---------------------------------------------------------------
46. Outlook Today
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
47. Outlook 2010
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
48. Outlook 2020
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
49. Outlook 2030
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
50. Outlook 2040
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
51. Overland Express Sweep                            0.27%
---------------------------------------------------------------

                                                   FEE AS % OF
                                                  AVERAGE DAILY
    FUNDS/CLASSES                                   NET ASSETS
---------------------------------------------------------------
52. Overseas
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
53. Prime Investment Money Market
             Service Class                            0.17%
             Institutional Class                      0.13%
---------------------------------------------------------------
54. SIFE Specialized Financial Services
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
---------------------------------------------------------------
55. Small Cap Growth
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
56. Small Cap Opportunities
             Institutional Class                      0.25%
---------------------------------------------------------------
57. Small Company Growth
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
58. Small Company Value
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
59. Specialized Health Sciences
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
---------------------------------------------------------------
60. Specialized Technology
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
---------------------------------------------------------------
61. Stable Income
             Class A                                  0.33%
             Class B                                  0.33%
             Class C                                  0.33%
             Institutional Class                      0.25%
---------------------------------------------------------------
62. Strategic Growth Allocation
             Institutional Class                      0.25%
---------------------------------------------------------------
63. Strategic Income
             Institutional Class                      0.25%
---------------------------------------------------------------
64. Tactical Maturity Bond
             Institutional Class                      0.25%
---------------------------------------------------------------
65. Treasury Plus Money Market
             Class A                                  0.27%
             Service Class                            0.17%
             Institutional Class                      0.13%
---------------------------------------------------------------

                                                   FEE AS % OF
                                                  AVERAGE DAILY
    FUNDS/CLASSES                                   NET ASSETS
---------------------------------------------------------------
66. WealthBuilder Growth                              0.33%
---------------------------------------------------------------
67. WealthBuilder Growth and Income                   0.33%
---------------------------------------------------------------
68. WealthBuilder Growth Balanced                     0.33%
---------------------------------------------------------------
69. 100% Treasury Money Market
             Class A                                  0.27%
             Service Class                            0.17%
---------------------------------------------------------------

Approved by the Board of Trustees: February 4, 2003, as amended May 6, 2003, August 5, 2003 and November 4, 2003.

        The foregoing fee schedule is agreed to as of November 4, 2003 and shall remain in effect until changed in writing by the parties.

                                              WELLS FARGO FUNDS TRUST


                                              By: /s/C. David Messman
                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary


                                              WELLS FARGO FUNDS MANAGEMENT, LLC


                                              By: /s/Stacie D. DeAngelo
                                                  ------------------------------
                                                  Stacie D. DeAngelo
                                                  Vice President